77C

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND

A meeting of the Fund's shareholders was held on June 23, 2017.  The matter voted on by the shareholders and the results of the vote at the shareholders meeting were as follows:

1.
To approve a new Investment Advisory Agreement between the Fund and Bridges Investment Management, Inc.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted

For
1,604,327
             99.10%
                       68.25%

Withheld
           14,540
              0.90%
0.62%

2.
To ratify the prior appointment of Daniel J. Brabec to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%

3.
To ratify the prior appointment of Edson L. Bridges III to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%

4.
To ratify the prior appointment of Robert W. Bridges to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%

5.
To ratify the prior appointment of Nathan P. Dodge III to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%

6.
To ratify the prior appointment of Adam M. Koslosky to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%

7.
To ratify the prior appointment of Robert Slezak to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%

8.
To ratify the prior appointment of Kelly A. Walters to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%

9.
To ratify the prior appointment of Lyn W. Ziegenbein to the Board of Directors.

              Shares Voted

     % of Shares Voted
% of Fund's Outstanding Shares Voted
For
             1,618,867
            100.00%
68.87%

Withheld
-
0.00%
                        0.00%